UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2009

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 4, 2009, Riverview Bancorp, Inc. issued its earnings release for the quarter and year ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release of Riverview Bancorp, Inc. dated May 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: May 4, 2009	/s/Kevin J. Lycklama
Kevin J. Lycklama
Chief Financial Officer
(Principal Financial Officer)

Exhibit 99.1

News Release Dated May 4, 2009